EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Doug Farrell

Vice President of Investor Relations

408-731-5285

AFFYMETRIX REPORTS SECOND QUARTER 2006 RESULTS

Santa Clara, Calif. — July 31, 2006 — Affymetrix, Inc., (Nasdaq: AFFX) today reported its operating results for the second quarter of 2006.  On a GAAP basis the Company reported net loss of approximately $10.1 million or $0.15 per diluted share in the second quarter of 2006, as compared to net income of $7.8 million or $0.12 per diluted share in the second quarter of 2005.  On January 1, 2006, the Company adopted FAS 123R and is reporting employee stock-based compensation expense in its GAAP results. Excluding the impact of FAS 123R, the Company reported non-GAAP net loss of approximately $6.2 million or $0.09 per diluted share in the second quarter of 2006 which includes $5.5 million in taxes or $0.08 per share.

Total revenue for the quarter was $80.1 million, of which $2.2 million was related to the sale of products to Perlegen Sciences, Inc., as compared to total revenue of $84.1 million in the second quarter of 2005, of which $1.9 million was related to the sale of products to Perlegen.

Product and product related revenue was $75.5 million for the second quarter of 2006, compared to $80.1 million in the same period in 2005.

Second quarter sales included GeneChip® consumable revenue of $56.6 million, consisting of array revenue of $40.2 million, reagent revenue of $9.6 million, genotyping services revenue of $4.6 million and $2.2 million of Perlegen revenue. Additionally, the Company reported instrument revenue of $11.2 million. Affymetrix shipped 39 GeneChip Systems in the quarter, increasing the cumulative systems shipped to approximately 1445.

Royalties and other revenue were $2.4 million for the second quarter of 2006 compared to $2.0 million in the second quarter of 2005.

Total operating costs and expenses were $89.2 million for the second quarter of 2006 compared to $75.5 million in the second quarter of 2005.

Cost of product and product related revenue was $27.1 million in the second quarter of 2006 compared to $20.4 million in the same period of 2005.  Product and product related gross margin was 64.1 percent in the second quarter of 2006 compared to 74.5 percent in the second quarter of 2005.

Research and development expenses were $21.6 million during the second quarter of 2006 compared to $20.8 million in the second quarter of 2005. Excluding the impact of FAS 123R, on a non-GAAP basis research and development expenses were $20.6 million during the second quarter of 2006 compared to $20.8 million in the second quarter of 2005.

Selling, general and administrative expenses were $39.5 million for the second quarter of 2006 compared to $32.5 million in the second quarter of 2005. Excluding the impact of FAS 123R, on a non-GAAP basis selling, general and administrative expenses were $35.8 million for the second quarter of 2006 compared to $32.5 million in the second quarter of 2005.

Recent Highlights

RNA analysis

•                  Using the Affymetrix U133 Plus 2.0 array, a team of researchers led by the National Cancer Institute (NCI) discovered the first gene expression signature to distinguish Burkitt’s lymphomas from large B cell lymphomas.  Published in the June 8, 2006 issue of the New England Journal of Medicine, the discovery of this Burkitt’s lymphoma signature may enable the design of more highly specific chemotherapy treatments.

DNA analysis

•                  Affymetrix announced that it will introduce a 1 million-SNP product in the first quarter of 2007.  Additionally, the 500K set will be offered as a single array by the end of the year, increasing throughput and enabling scientists to devote more resources toward performing larger experiments.

Molecular Diagnostics

•                  The Company has partnered with Epigenomics AG (Frankfurt, Prime Standard: ECX), a molecular diagnostics company developing tests based on DNA methylation.  Epigenomics has been granted non-exclusive access to Affymetrix microarray technology to develop and market microarray-based in-vitro diagnostic (IVD) tests for oncology and other indications.

•                  Affymetrix currently has 18 cancer signatures under development with our Powered by Affymetrix™ partners.

Licensing

•                  Invitrogen Corporation obtained a non-exclusive, worldwide license to a number of Affymetrix patents that will allow it to manufacture and sell spotted nucleic acid microarrays in the research field.

The Company has been engaged in an internal review, performed under the direction of the audit committee of the board of directors, of its historical stock option grant practices from January 1, 1997 through May 31, 2006.  This internal review has revealed certain documentation lapses in the period 1997 to 1999, including one instance where the Company has determined that the option grant date should have been recorded differently.  The review does not indicate that there was any pattern or practice of inappropriately identifying grant dates with hindsight in order to provide “discounted” or “in-the-money” grants.  Based on the Company’s review to date and given the dates of the grants in question, the Company does not anticipate any material adjustment to the financial results of operations included in this press release.

Affymetrix’ management team will host a conference call on July 31, 2006 at 2:00 p.m. PT to review its operating results for the second quarter of 2006. A live webcast can be accessed by visiting the Investor Relations section of the Company’s website at www.affymetrix.com. In addition, investors and other interested parties can listen by dialing domestic: (866) 500-AFFX, international: (706) 643-2771.

A replay of this call will be available from 5:00 p.m. PT on July 31, 2006 until 8:00 p.m. PT on August 7, 2006 at the following numbers: domestic: (800) 642-1687, international: (706) 645-9291. The passcode for both replays is 2926144. An archived webcast of the conference call will be available under the Investor Relations section of the Company’s website at www.affymetrix.com.

About Affymetrix

Affymetrix scientists invented the world’s first high-density microarray in 1989 and began selling the first commercial microarray in 1994. Since then, Affymetrix GeneChip® technology has become the industry standard in molecular biology research. Affymetrix technology is used by the world’s top pharmaceutical, diagnostic and biotechnology companies as well as leading academic, government and not-for-profit research institutes. More than 1,400 systems have been installed around the world and nearly 4,000 peer-reviewed papers have been published using the technology. Affymetrix’ patented photolithographic manufacturing process provides the most information capacity available today on an array, enabling researchers to use a whole-genome approach to analyzing the relationship between genetics and health. Affymetrix is headquartered in Santa Clara, Calif., with manufacturing facilities in Sacramento, Calif., and Bedford, Mass. The Company maintains important sales and marketing operations in Europe and Asia and has about 1,100 employees worldwide. For more information about Affymetrix, please visit the Company’s website at www.affymetrix.com.

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with GAAP, the Company’s earnings release contains non-GAAP financial measures that exclude the effects of non-cash equity-based stock compensation expense as a result of the Company’s adoption of FAS 123R on January 1, 2006.  The Company believes that the presentation of results excluding non-cash equity-based stock compensation expense provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results. The Company used the Modified Prospective Method to adopt FAS 123R and as such, did not restate prior year results for the impact of employee stock option expensing.  Therefore, the Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.  A reconciliation between the Company’s results of operations on a GAAP and non-GAAP basis for the periods reported is included as part of the condensed consolidated statements of operations at the end of the Company’s earnings release.

The Company uses these non-GAAP financial measures when evaluating its financial results as well as for internal planning and forecasting purposes.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

All statements in this press release that are not historical are "forward-looking statements" under the federal securities laws. Such statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to: risks related to the Company's ability to achieve and sustain higher levels of revenue and improved gross margins and operating income and reduced operating expenses; uncertainties relating to technological approaches, manufacturing (including risks related to achieving hoped-for manufacturing yields and resolving manufacturing problems) and product development; uncertainties relating to changes in senior management personnel and structure; uncertainties related to cost and pricing of Affymetrix products; risks relating to dependence on collaborative partners; uncertainties relating to sole source suppliers; uncertainties relating to FDA and other regulatory approvals; competition; risks relating to intellectual property of others and the uncertainties of patent protection and litigation; and risks and uncertainties associated with the outcome of the Company’s internal review of its historical stock option grant practices discussed in this press release. These and other risk factors are discussed in Affymetrix' Form 10-K for the year ended December 31, 2005 and other SEC reports, including its Form 10-Q reports for subsequent periods. Affymetrix expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Affymetrix' expectations or any change in events, conditions, or circumstances on which any such statements are based.

PLEASE NOTE:

Affymetrix, the Affymetrix logo and GeneChip are trademarks owned or used by Affymetrix, Inc.

— Financial Charts to Follow —

AFFYMETRIX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	June 30, 2006	December 31, 2005
		(Note 1)
ASSETS
Current assets:
Cash and cash equivalents	$76,031	$100,236
Available-for-sale securities — short-term	184,572	184,696
Accounts receivable	65,049	93,028
Accounts receivable from Perlegen Sciences	2,688	4,082
Inventories	45,091	35,980
Deferred tax assets—current portion	22,277	22,117
Prepaid expenses and other current assets	7,594	12,622
Total current assets	403,302	452,761
Available-for-sale securities — long-term	8,626	—
Property and equipment, net	122,108	85,560
Acquired technology rights, net	59,286	61,426
Goodwill	124,063	124,498
Deferred tax assets—long-term portion	13,436	13,436
Notes receivable from employees	1,853	1,824
Other assets	26,949	27,318
	$759,623	$766,823

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$62,111	$71,551
Deferred revenue — current portion	38,980	35,644
Total current liabilities	101,091	107,195
Deferred revenue — long-term portion	8,505	15,606
Other long-term liabilities	4,763	4,184
Convertible notes	120,000	120,000
Stockholders’ equity:
Common stock	676	672
Additional paid-in capital	627,749	624,727
Deferred stock compensation	—	(10,799)
Accumulated other comprehensive loss	(1,397)	(1,227)
Accumulated deficit	(101,764)	(93,535)
Total stockholders’ equity	525,264	519,838
	$759,623	$766,823

Note 1:                             The condensed consolidated balance sheet at December 31, 2005 has been derived from the audited consolidated financial statements at that date included in the Company’s Form 10-K for the fiscal year ended December 31, 2005.

AFFYMETRIX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenue
Product sales	$61,043	$69,213	$127,015	$142,764
Product related revenue	14,407	10,934	27,650	22,251
Total product and product related revenue	75,450	80,147	154,665	165,015
Royalties and other revenue	2,419	1,993	4,294	3,553
Revenue from Perlegen Sciences	2,197	1,911	7,498	4,098
Total revenue	80,066	84,051	166,457	172,666

Costs and expenses:
Cost of product sales	19,646	17,952	38,720	37,231
Cost of product related revenue	7,412	2,459	13,853	4,964
Cost of revenue from Perlegen Sciences	1,074	1,750	2,658	2,992
Research and development	21,597	20,799	45,098	37,889
Selling, general and administrative	39,476	32,540	78,242	62,137
Stock-based compensation	—	33	—	116
Total costs and expenses	89,205	75,533	178,571	145,329
(Loss) income from operations	(9,139)	8,518	(12,114)	27,337
Interest income and other, net	3,720	953	8,007	1,667
Interest expense	(400)	(289)	(824)	(716)

(Loss) income before income taxes	(5,819)	9,182	(4,931)	28,288
Income tax provision	(4,235)	(1,371)	(3,298)	(4,259)
Net (loss) income	$(10,054)	$7,811	$(8,229)	$24,029

Basic net (loss) income per common share	$(0.15)	$0.12	$(0.12)	$0.38
Diluted net (loss) income per common share	$(0.15)	$0.12	$(0.12)	$0.36

Shares used in computing basic net (loss) income per share	67,313	63,214	67,275	62,785
Shares used in computing diluted net (loss) income per share	67,313	70,227	67,275	69,703

AFFYMETRIX, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30, 2006			Three Months Ended June 30, 2005
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue
Product sales	$61,043	$—	$61,043	$69,213	$—	$69,213
Product related revenue	14,407	—	14,407	10,934	—	10,934
Total product and product related revenue	75,450	—	75,450	80,147	—	80,147
Royalties and other revenue	2,419	—	2,419	1,993	—	1,993
Revenue from Perlegen Sciences	2,197	—	2,197	1,911	—	1,911
Total revenue	80,066	—	80,066	84,051	—	84,051

Costs and expenses:
Cost of product sales(1)	19,646	(377)	19,269	17,952	—	17,952
Cost of product related revenue	7,412	—	7,412	2,459	—	2,459
Cost of revenue from Perlegen Sciences	1,074	—	1,074	1,750	—	1,750
Research and development(1)	21,597	(1,042)	20,555	20,799	—	20,799
Selling, general and administrative(1)	39,476	(3,700)	35,776	32,540	—	32,540
Stock-based compensation(2)	—	—	—	33	(33)	—
Total costs and expenses	89,205	(5,119)	84,086	75,533	(33)	75,500
(Loss) income from operations	(9,139)	5,119	(4,020)	8,518	33	8,551
Interest income and other, net	3,720	—	3,720	953	—	953
Interest expense	(400)	—	(400)	(289)	—	(289)

(Loss) income before income taxes	(5,819)	5,119	(700)	9,182	33	9,215
Income tax provision(3)	(4,235)	(1,257)	(5,492)	(1,371)	(5)	(1,376)
Net (loss) income	$(10,054)	$3,862	$(6,192)	$7,811	$28	$7,839

Basic net (loss) income per common share	$(0.15)		$(0.09)	$0.12		$0.12
Diluted net (loss) income per common share	$(0.15)		$(0.09)	$0.12		$0.12

Shares used in computing basic net (loss) income per share	67,313		67,313	63,214		63,214
Shares used in computing diluted net (loss) income per share(4)	67,313		67,313	70,227		70,227

Explanations for Non-GAAP adjustments included in table above:

(1)            For the three months ended June 30, 2006, the Company has added back stock-based compensation expense recorded under FAS 123R to compute its non-GAAP operating results.

(2)            For the three months ended June 30, 2005, the Company has added back stock-based compensation expense recorded under prior accounting standards related to restricted stock granted to certain employees to compute its non-GAAP operating results and facilitate comparison of operating results across reporting periods.

(3)            Amount reflects the estimated tax impact on the above noted non-GAAP adjustments.

(4)            For the three months ended June 30, 2006, the Company did not adjust the shares used in computing non-GAAP diluted net income per share to conform to what the diluted shares would had been had it applied prior accounting standards as the Company was in a loss position.

AFFYMETRIX, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Six Months Ended June 30, 2006			Six Months Ended June 30, 2005
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue
Product sales	$127,015	$—	$127,015	$142,764	$—	$142,764
Product related revenue	27,650	—	27,650	22,251	—	22,251
Total product and product related revenue	154,665	—	154,665	165,015	—	165,015
Royalties and other revenue	4,294	—	4,294	3,553	—	3,553
Revenue from Perlegen Sciences	7,498	—	7,498	4,098	—	4,098
Total revenue	166,457	—	166,457	172,666	—	172,666

Costs and expenses:
Cost of product sales(1)	38,720	(718)	38,002	37,231	—	37,231
Cost of product related revenue	13,853	—	13,853	4,964	—	4,964
Cost of revenue from Perlegen Sciences	2,658	—	2,658	2,992	—	2,992
Research and development(1)	45,098	(2,104)	42,994	37,889	—	37,889
Selling, general and administrative(1)	78,242	(6,060)	72,182	62,137	—	62,137
Stock-based compensation(2)	—	—	—	116	(116)	—
Total costs and expenses	178,571	(8,882)	169,689	145,329	(116)	145,213
(Loss) income from operations	(12,114)	8,882	(3,232)	27,337	116	27,453
Interest income and other, net	8,007	—	8,007	1,667	—	1,667
Interest expense	(824)	—	(824)	(716)	—	(716)

(Loss) income before income taxes	(4,931)	8,882	3,951	28,288	116	28,404
Income tax provision(3)	(3,298)	(2,615)	(5,913)	(4,259)	(17)	(4,276)
Net (loss) income	$(8,229)	$6,267	$(1,962)	$24,029	$99	$24,128

Basic net (loss) income per common share	$(0.12)		$(0.03)	$0.38		$0.38
Diluted net (loss) income per common share	$(0.12)		$(0.03)	$0.36		$0.36

Shares used in computing basic net (loss) income per share	67,275		67,275	62,785		62,785
Shares used in computing diluted net (loss) income per share(4)	67,275		67,275	69,703		69,703

Explanations for Non-GAAP adjustments included in table above:

(1)            For the six months ended June 30, 2006, the Company has added back stock-based compensation expense recorded under FAS 123R to compute its non-GAAP operating results.

(2)            For the six months ended June 30, 2005, the Company has added back stock-based compensation expense recorded under prior accounting standards related to restricted stock granted to certain employees and a fully vested restricted stock grant to a non-employee to compute its non-GAAP operating results and facilitate comparison of operating results across reporting periods.

(3)            Amount reflects the estimated tax impact on the above noted non-GAAP adjustments.

(4)            For the six months ended June 30, 2006, the Company did not adjust the shares used in computing non-GAAP diluted net income per share to conform to what the diluted shares would had been had it applied prior accounting standards as the Company was in a loss position.